UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      January 19, 2007 (January 19, 2007)
                Date of report (Date of earliest event reported)


                                  Diasense, Inc
             (Exact Name of Registrant as Specified in Its Charter)


                                  Pennsylvania
         (State or Other Jurisdiction of Incorporation or Organization)


         0-26504                                            25-1605848
(Commission File Number)                       (IRS Employer Identification No.)


                   211 West Wall Street, Midland, Texas 79701
          (Address of Principal Executive Offices, Including Zip Code)


                                 (432) 682-1761
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 19, 2006, shareholders holding the majority of the issued and outstanding stock of the Company entitled to vote at a meeting of the Company's shareholders consented in writing to rescind and cancel the previously approved 100,000 share to 1 share reverse split of the Company's stock. The Board of Directors approved this action on January 19, 2007. The approved change of the Company's State of Incorporation to Nevada will proceed and will become effective upon filing of the required documents on or about January 22, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Diasense, Inc.


                                           /s/ Glenn A. Little
January 19, 2007                           -------------------------------------
                                           Glenn A. Little
                                           Chief Executive Officer